EXHIBIT 99.2

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------


     SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of February 12, 2003, by and among MEDIABUS NETWORKS, INC., a corporation organized under the laws of the State of Florida (the "COMPANY"), PRESIDION SOLUTIONS, INC., a corporation organized under the laws of Florida and a wholly-owned subsidiary of the Company ("PRESIDION"), MERCATOR MOMENTUM FUND LP ("MOMENTUM FUND"), MERCATOR MOMENTUM FUND III ("MOMENTUM FUND III") and MERCATOR FOCUS FUND LP ("FOCUS FUND" and together with the Momentum Fund and Momentum Fund III, the "FUNDS").

     WHEREAS:

     A. The Company and the Funds are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) and Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     B. The Company is issuing (i) 6.5% Secured Convertible Debentures in the form attached hereto as Exhibit A (the "DEBENTURES") in the aggregate principal amount of $2,000,000, pursuant to which shares of the Company's common stock ("COMMON STOCK") may be issued upon the conversion of the Debentures (the "DEBENTURE SHARES"); and (ii) warrants in the form attached hereto as EXHIBIT B (the "WARRANTS") to acquire shares of Common Stock ("WARRANT SHARES").

     C. The Funds are purchasing, severally and not jointly, subject to the terms and conditions in this Agreement, the Debentures and the Warrants.

     D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW, THEREFORE, the Company, Presidion and the Funds hereby agree as follows:

1.   CERTAIN DEFINITIONS.
     -------------------

     For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

     "BUSINESS DAY" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded as reported by NTMS (as defined below) is open for trading.


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     "INVESTMENT AMOUNT" shall mean the dollar amount of the Debentures purchased by Momentum Fund, Momentum Fund III or Focus Fund at the Closing pursuant to this Agreement, as set forth on the Execution Page hereto executed by a representative of each Fund.

     "MATERIAL ADVERSE EFFECT" shall mean any material adverse effect on (i) the Securities, (ii) the ability of either the Company or Presidion to perform its obligations hereunder (including the issuance of the Debentures and the Warrants), under the Debentures and Warrants (including the issuance of the Debenture Shares and Warrant Shares) or under the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries or Presidion and its subsidiaries, taken as a whole.

     "PRO RATA PERCENTAGE" shall mean, with respect to any Fund, a percentage computed by dividing such Fund's Investment Amount by the aggregate Investment Amounts of all Funds.

     "SECURITIES" shall mean the Debentures, the Warrants, the Debenture Shares and the Warrant Shares.

     "SHARES" means the shares of Common Stock to be issued upon the conversion of the Debentures or exercise of the Warrants.

2.    PURCHASE AND SALE OF DEBENTURES AND WARRANTS.
      --------------------------------------------

     (a) GENERALLY. Except as otherwise provided in this Section 2 and subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and
Section 7 below, each Fund shall purchase the number of Debentures and Warrants determined as provided in this Section 2, and the Company shall issue and sell such number of Debentures and Warrants to each Fund for such Fund's Investment Amount as provided below.

     (b) Purchase of Debentures and Warrants; Form of Payment; Closing Date.
         ------------------------------------------------------------------

          (i) On the Closing Date (as defined below), the Company shall sell and each Fund will purchase: (A) Debentures in the principal amount of $2,000,000 with Momentum Fund purchasing $240,000 of Debentures, Momentum Fund III purchasing $200,000 of Debentures and the Focus Fund purchasing $1,560,000 of Debentures; and (B) Warrants exercisable for 102,000 Shares in the case of Momentum Fund, 85,000 Shares in the case of Momentum Fund III and 663,000 Shares in the case of Focus Fund. On the Closing Date, each Fund shall pay the Company an amount equal to such Fund's Investment Amount.

          (ii) On the Closing Date, each Fund shall pay its Investment Amount to the Company against delivery by the Company of duly executed Debentures and Warrants being purchased by such Fund and all other items required to be delivered as conditions to the closing under Section 7 below.

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          (iii) Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Debentures and the Warrants pursuant to this Agreement (the "CLOSING") shall be 10:00 a.m. California time on February 12, 2003 or such other date or time as Mercator Advisory Group, LLC ("MERCATOR") and the Company may mutually agree ("CLOSING DATE"). The Closing shall occur at the Los Angeles offices of Mercator, or at such other place as Mercator and the Company may otherwise mutually agree.

3.   THE FUNDS' REPRESENTATIONS AND WARRANTIES.
     -----------------------------------------

     Each Fund severally and not jointly represents and warrants to the Company as follows:

     (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Fund is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California and has all the requisite power and authority to carry on its business as now conducted and as proposed to be conducted.

     (b) PURCHASE FOR OWN ACCOUNT. The Fund is purchasing the Securities for the Fund's own account and not with a present view towards the distribution thereof. The Fund understands that the Fund must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 3(b) to the contrary, by making the foregoing representation, the Fund does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

     (c) INFORMATION. The Fund has been furnished all materials relating to the business, finances and operations of the Company and its subsidiaries and materials relating to the offer and sale of the Securities, which have been requested by the Fund. The Fund has been afforded the opportunity to ask questions of the Company and has received what the Fund believes to be satisfactory answers to any such inquiries. The Fund understands that its investment in the Securities involves a high degree of risk. Neither such inquiries nor any other due diligence investigation conducted by the Fund or its counsel or any of its representatives shall modify, amend or affect the Fund's right to rely on the Company's representations and warranties contained in
Section 4 below.

     (d) GOVERNMENTAL REVIEW. The Fund understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     (e) ACCREDITED INVESTOR STATUS. The Fund is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

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     (f) AUTHORIZATION; ENFORCEMENT. The Fund has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Debentures and the Warrants in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Fund and is a valid and binding agreement of the Fund enforceable against the Fund in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (g) RESTRICTIONS ON TRANSFER. The Fund understands and acknowledges that the Debentures and the Warrants have not been registered under the 1933 Act nor have the Debenture Shares and Warrant Shares been registered under the 1993 Act. Unless and until otherwise permitted, the Debentures and Warrants and each certificate and other document evidencing any of the Debenture Shares and Warrant Shares shall be endorsed with the legend substantially in the following form:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (B) IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT, OR (C) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER."

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND PRESIDION.
     -----------------------------------------------------------

     The Company and Presidion, jointly and severally, represent and warrant to each Fund as follows:

     (a) ORGANIZATION AND QUALIFICATION. Each of them is a corporation duly organized and existing under the laws of the State of Florida and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of them is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. SCHEDULE 4(a) sets forth the names of each subsidiary of Presidion and of the Company (other than Presidion) and its jurisdiction of incorporation. Other than Presidion, the Company does not have any subsidiaries whose operations are material to the Company on a consolidated basis.

     (b) Authorization; Enforcement.
         --------------------------

         (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the


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     Debentures, the Warrants and the Registration Rights Agreement; to issue the Debenture Shares upon conversion of the Debentures in accordance with the terms of the Debentures; and to issue and sell the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants. The execution, delivery and performance of this Agreement, the Debentures, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Debenture Shares and the reservation for issuance and issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes, and, upon execution and delivery by the Company and the other parties thereto, the Debentures, Registration Rights Agreement and the Warrants will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity.

          (ii) Presidion has the requisite corporate power and authority to enter into and perform its obligation under this Agreement and the Debentures and to issue and sell the Debentures in accordance with the terms hereof. The execution, delivery and performance of this Agreement and the Debentures by Presidion and the consummation by Presidion of the transactions contemplated hereby and thereby have been duly authorized by Presidion's Board of Directors and shareholders and no further consent or authorization by Presidion's Board of Directors or its shareholders is required. This Agreement has been duly executed and delivered by Presidion. This Agreement constitutes, and, upon execution and delivery by Presidion and the other parties thereto, the Debentures will constitute, valid and binding obligations of Presidion enforceable against Presidion in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity.

     (c) CAPITALIZATION. The capitalization of the Company and Presidion and each of their subsidiaries as of the date hereof is set forth on SCHEDULE 4(c), including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock. All of such outstanding shares of the capital stock of the Company and Presidion have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on
SCHEDULE 4(c), no shares of capital stock of the Company (including the Debenture Shares and the Warrant Shares) or any of the subsidiaries are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed


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in SCHEDULE 4(c), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever to which the Company or any of the subsidiaries is a party relating to the issuance by the Company or any of its subsidiaries of securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or such subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth on SCHEDULE 4(c), there are no securities or instruments containing antidilution or similar provisions that may be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Debentures, the Warrants or the Registration Rights Agreement and the holders of the securities and instruments listed on such SCHEDULE 4(c) have waived any rights they may have under such antidilution or similar provisions in connection with the issuance of the Securities in accordance with the terms of this Agreement, the Debentures, the Warrants or the Registration Rights Agreement. The Company and Presidion have made available to each Fund or its representative true and correct copies of their Certificates of Incorporation as in effect on the date hereof ("CERTIFICATES OF INCORPORATION"), their BY-LAWS as in effect on the date hereof (the "By-laws") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, except for stock options granted under any employee benefit plan or director stock option plan of the Company.

     (d) ISSUANCE OF SHARES. The Debenture Shares are duly authorized and upon the conversion of the Debentures in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than those imposed through acts or omissions of the Funds), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable and free from all taxes and liens, claims and encumbrances (other than those imposed through acts or omissions of the Funds thereof), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

     (e) NO CONFLICTS. The execution, delivery and performance of this Agreement, the Debentures, the Registration Rights Agreement and the Warrants by the Company and the execution, delivery and performance of this Agreement and the Debenture by Presidion, and the consummation by the Company and Presidion of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Debenture Shares and the Warrant Shares and the issuance of the Warrants) will not (i) conflict with or result in a violation of the Certificates of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or


                                      -6-
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result in a violation of any law, rule, regulation, order, judgment or decree
(including (assuming the accuracy of the representations and warranties of the Funds) the United States federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws and other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company or Presidion is required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement including without limitation the issuance and sale of the Debentures and Warrants as provided hereby (including without limitation the issuance of the Debenture Shares and Warrant Shares) or the Registration Rights Agreement.

     (f) SEC Documents; Financial Statements.
         -----------------------------------

          (i) Since January 1, 2001, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has made available to each Fund true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be


                                      -7-
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     updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and
     (ii), individually or in the aggregate, would not have a Material Adverse Effect.

          (ii) Presidion has made available to the Funds consolidated balance sheets of Presidion and its subsidiaries as of November 30, 2002 and consolidated statements of operations and cash flows for the periods then ended (the "PRESIDION FINANCIAL STATEMENTS"). The Presidion Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of Presidion and its subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the Presidion Financial Statements, Presidion has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of the latest balance sheet included in the Presidion Financial Statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Presidion Financial Statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, would not have a Material Adverse Effect.

     (g) ABSENCE OF CERTAIN CHANGES. Except as disclosed in the SEC Documents or the Presidion Financial Statements, since January 1, 2001, there has been no change or development, which individually or in the aggregate has had or could have a Material Adverse Effect on the Company.

     (h) ABSENCE OF LITIGATION. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court,


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public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or Presidion, threatened against or affecting the Company, or any of its subsidiaries, or any of their directors or officers in their capacities as such which would have a Material Adverse Effect.

     (i) INTELLECTUAL PROPERTY. The Company and each of its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business as now being conducted and as proposed to be conducted. Neither the Company nor any of its subsidiaries has received written notice that it is infringing upon or in conflict with any third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or such subsidiary's ownership or right to use its Intangibles. The Intangibles are valid and enforceable, and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefore are pending and in good standing. The Company and its subsidiaries have complied with their contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the knowledge of the Company and Presidion, no person is infringing on or violating the Intangibles owned or used by the Company or any of its subsidiaries.

     (j) ENVIRONMENT. Except as disclosed in the SEC Documents (i) there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

     (k) TITLE. The Company and each of its subsidiaries has good title in fee simple to all real property and good title to all personal property owned by it which is material to its business, free and clear of all liens, encumbrances and defects except for such defects in title that, individually or in the aggregate, would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company or any of its subsidiaries are held by the Company or such subsidiary under valid, subsisting and enforceable leases with such exceptions, which have not had and will not have a Material Adverse Effect.

     (l) INSURANCE. The Company and its subsidiaries maintain such insurance relating to their business, operations, assets, key-employees and officers and directors as is appropriate to their business, assets and operations, in such


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amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect.

     (m) ACKNOWLEDGMENT REGARDING THE FUND'S PURCHASE OF THE SECURITIES. The Company and Presidion acknowledge and agree that neither Fund is acting as a financial advisor or is acting as a fiduciary of the Company or Presidion (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Funds is "arms length" and that any statement made by any Fund or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Fund's purchase of Securities and has not been relied upon by the Company, Presidion, their officers or directors in any way. The Company and Presidion further represent to the Funds that their decision to enter into this Agreement has been based solely on an independent evaluation by the Company and Presidion.

     (n) NO BROKERS. The Company and Presidion have not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby except for Mercator, whose administrative fee will be paid by the Company.

     (o) TAX STATUS. The Company and each of its subsidiaries has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or the applicable subsidiary has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. Neither the Company or Presidion has executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the tax returns of the Company or Presidion have been or is being audited by any taxing authority.

     (p) NO GENERAL SOLICITATION. Neither the Company or Presidion nor any person participating on their behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Securities being offered hereby.

     (q) SECURITIES LAWS. Neither the Company or Presidion, nor any of their affiliates, nor any person acting on their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any


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security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company or Presidion for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4460(i) of the National Association of Securities Dealers ("NASD") or any similar rule. The offer, sale and delivery of shares of Common Stock upon the conversion of the Debentures or exercise of the Warrants will be exempt from the registration requirements of
Section 5 of the Securities Act. (r) Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

     (s) DISCLOSURE. All information relating to or concerning the Company and its subsidiaries set forth in this Agreement or provided to the Funds pursuant to Section 3(b) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company and subsidiaries have not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

5.   COVENANTS.
     ---------

     (a) SATISFACTION OF CONDITIONS. The parties shall use their best efforts to satisfy in a timely manner each of the conditions set forth in Section 6 and
Section 7 of this Agreement.

     (b) FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Mercator promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Funds pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to Mercator on or prior to the Closing Date.

     (c) REPORTING STATUS. So long as a Fund beneficially owns any Securities or has the right to acquire any Securities pursuant to this Agreement, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     (d) USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Debentures and the Warrants for the purposes set forth on Schedule 5(d).

     (e) EXPENSES. At the Closing, the Company shall reimburse Mercator for the out-of-pocket expenses reasonably incurred by Mercator and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement, the Debenture, the Registration Rights Agreement, the Warrants and the other agreements to be executed in connection herewith, including, without limitation, in conducting Mercator's and its affiliates' and advisors' reasonable due diligence and Mercator's and its affiliates' reasonable attorneys' fees and expenses (the "EXPENSES").

     (f) FINANCIAL INFORMATION. For a period of three (3) years following the Closing, the Company agrees to send to each Fund (i) within ten days after the filing with the SEC, to the extent not available through the SEC's EDGAR system, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy and information statements and any Current Reports on Form 8-K and
(ii) within one day after release, copies of all press releases issued by the Company or any of its subsidiaries, if any.

     (g) RESERVATION OF SHARES. The Company has and shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the Shares as provided in
Section 2 hereof, and the full exercise of the Debentures and the issuance of the Warrant Shares in connection therewith and as otherwise required hereby and by the Warrants in accordance with the Registration Rights Agreement. The Company shall not reduce the number of shares of Common Stock reserved for issuance under this Agreement, the Debentures, the Warrants (except as a result of the issuance of the Warrant Shares upon the exercise of the Warrants) or the Registration Rights Agreement (except as a result of the termination or the Company's obligations to issue Penalty Shares), without the consent of the Funds.

     (h) LISTING. On the Closing Date, the Company's Common Stock shall be listed on the NASD Over the Counter Bulletin Board ("OTC"). The Company shall use its best efforts to continue the listing and trading of its Common Stock on the OTC, or alternatively, the Nasdaq National Market System, Nasdaq Small Cap Market, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") (each a "SUBSEQUENT MARKET") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the OTC or a Subsequent Market, as applicable.]

     (i) ADDITIONAL EQUITY CAPITAL. The Company agrees that during the period beginning on the date hereof and ending on the date which is one hundred eighty
(180) days following the Closing Date and for the ninety (90) day period following any Automatic Mandatory Exercise Date under any Warrant (the "LOCK-UP PERIOD"), the Company will not, without the prior written consent of the Funds or their designees, contract with any party to obtain additional financing in which any equity or equity-linked securities are issued (including any debt financing with an equity component) (an "EQUITY FINANCING") pursuant to any offering exempt from the registration requirements of the Securities Act which grants any registration rights exercisable within one year of the Closing Date.

The Company will not conduct any Equity Financing during the period beginning on the Closing Date and ending one hundred eighty (180) days following the expiration of the Lock-Up Period unless it shall have first delivered to the Fund, at least ten (10) business days prior to the closing of such Equity Financing, written notice describing the proposed Equity Financing, including the terms and conditions thereof, and providing the Funds and their affiliates an option during the ten (10) business day period following delivery of such notice to purchase any or all of the securities being offered in the Equity Financing on the same terms as contemplated by such Equity Financing. Such option shall be exercised by each applicable Fund giving written notice to the Company within such period of its agreement to buy a specified amount of the offered securities. Closing of such sale shall be contemporaneous with the closing of the offering with investors other than the Funds (or, if there are no other such investors, on a date specified by the Company), provided that the Company shall provide written notice to each applicable Fund at least five (5) business days prior to any such closing. To the extent that the Funds, in the aggregate, elect to purchase more than all of such securities, the amount that each Fund shall be entitled to purchase shall be pro rated based on the Fund's Pro Rata Percentage. To the extent that the terms of an additional Equity Financing are changed in a manner that is at least partially favorable to prospective investors, the Company shall notify the Funds of all changes in such terms and the Funds shall have another ten (10) business day option to purchase on the revised terms and otherwise in accordance with the provisions hereof. The limitations referred to in this Section 5(i) shall not apply to (i) any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership, collaboration or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities pursuant to a widely distributed underwritten public offering, (iii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof as set forth in
SCHEDULE 4(c) or (iv) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, stock purchase or restricted stock plan for the benefit of the Company's employees, consultants or directors.

     (j) NO INTEGRATED OFFERINGS. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company.

6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
      ----------------------------------------------

     The obligation of the Company hereunder to issue and sell Shares and Warrants to a Fund at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     (a) The applicable Fund shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

     (b) The applicable Fund shall have delivered such Fund's Investment Amount in accordance with Section 2(b) above.

     (c) The representations and warranties of the applicable Fund shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Fund shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Fund at or prior to the Closing Date.

     (d) No statute, rule, regulation, executive order, decree, ruling, injunction; action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

7.    CONDITIONS TO EACH FUND'S OBLIGATION TO PURCHASE DEBENTURES AND
WARRANTS.

     The obligation of each Fund hereunder to purchase Debentures and Warrants to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Fund's sole benefit and may be waived by such Fund at any time in such Fund's sole discretion:

     (a) The Company and Presidion shall have executed the signature pages to this Agreement and the Debenture, and delivered the same to Mercator on behalf of the Fund. (b) The Company shall have executed the signature pages of the Warrant and the Registration Rights Agreement, and delivered the same to Mercator on behalf of the Fund.

     (c) The Company and Presidion shall have delivered to Mercator on behalf of the Fund a duly executed Debenture as provided in Sections 2(b) above.

     (d) The Company shall have delivered to the Fund a duly executed Warrant as provided in Sections 2 and 7 above.

     (e) The Company and Presidion shall have delivered to Mercator on behalf of the Fund: (i) documents entitled Payment Guaranty and Pledge Agreement, in the forms of Exhibits D and F attached hereto, executed by John W. Burcham II, Craig
A. Vanderburg and James E. Baiers, principal shareholders of the Company; (ii) a document entitled Pledge Agreement, in the form of Exhibit F attached hereto, executed by Taurus Global, LLC; (iii) a document entitled Subordination

Agreement in the form of Exhibit G attached hereto, executed by the holders of all outstanding indebtedness of either the Company or Presidion, except that such a document shall not be required with respect to Presidion's existing lines of credit with Comerica Bank; and (iv) all additional instruments, documents and other items required to be delivered under the Pledge Agreements referred to in items (i) and (ii) above.

     (f) The Shares shall be quoted on the OTC or authorized for quotation or trading on a Subsequent Exchange and shall not have been suspended or be under threat of suspension by the SEC or the NASD.

     (g) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company and Presidion shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company and Presidion at or prior to the Closing Date. Mercator shall have received certificates, each executed on behalf of the Company and Presidion by its Chief Financial Officer, dated as of the Closing Date, to the foregoing effect and attaching true and correct copies of the resolutions adopted by the Board of Directors of (A) the Company authorizing the execution, delivery and performance by the Company of its obligations under this Agreement, the Debenture, the Warrants and the Registration Rights Agreement and (B) Presidion authorizing the execution, delivery and performance by Presidion of its obligations under this Agreement and the Debentures.

     (h) No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

     (i) From the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

8.    GOVERNING LAW MISCELLANEOUS.
      ---------------------------

     (a) GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. Each of the parties irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 8(f) shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of a Fund to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (b) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

     (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (e) ENTIRE AGREEMENT; AMENDMENTS; WAIVER. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Funds make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and by the Funds as provided in
Section 8(n) hereof. Any waiver by the Funds, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Funds, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     (f) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

            If to the Company or Presidion:

                  MediaBus Networks
                  755 West Big Beaver Road
                  Suite 1700
                  Troy, Michigan 48084
                  Telephone No.:  (248) 269-9600
                  Facsimile No.:  (248) 269-5500
                  Attention:  James E. Baiers

      If to a Fund, a copy should be sent to:

                  Mercator Advisory Group, LLC
                  555 South Flower Street
                  Suite 4500
                  Los Angeles, CA 90071
                  Telephone No.: (213) 533-8288
                  Facsimile No.: (213) 533-8285
                  Attention:     Andy Dube

Each party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Funds to the Company, and in the case of the Company to all of the Funds.

     (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company and Presidion shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Funds.

     (h) THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, except for Mercator, is not for the benefit of nor may any provision hereof be enforced by any other person.

     (i) SURVIVAL. The representations and warranties of the Company and the agreements and covenants of the Company and Presidion shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Funds. Moreover, none of the representations and warranties made by the Company and Presidion herein shall act as a waiver of any rights or remedies a Fund may have under applicable federal or state securities laws. The Company and Presidion agree to indemnify and hold harmless each Fund and each of such Fund's managers, officers, directors, employees, partners, members, agents and affiliates for loss or damage relating to the Securities purchased hereunder arising as a result of or related to any breach by the Company and Presidion of any of their representations or covenants set forth herein, including advancement of expenses as they are incurred.

     (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (k) TERMINATION. In the event that the Closing Date shall not have occurred on or before February 13, 2003, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

     (l) JOINT PARTICIPATION IN DRAFTING. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Debenture, the Registration Rights Agreement and the Warrants. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement, the Debenture, the Registration Rights Agreement or the Warrants.

     (m) EQUITABLE RELIEF. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by such party of the provisions of this Agreement, that the other parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     (n) DETERMINATIONS. Except as otherwise expressly provided herein, all consents, approvals and other determinations to be made by the Funds pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement prior to the Closing Date to be binding upon a Fund shall be made by such Fund and except as otherwise expressly provided herein, all consents, approvals and other determinations (other than amendments to the terms and provisions of this Agreement) to be made by the Funds pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement after the Closing Date shall be made by the Funds.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the Company and Presidion have caused this Agreement to be duly executed as of the date first above written.

COMPANY:                                 PRESIDION:

MEDIA BUS NETWORKS, INC.                 PRESIDION SOLUTIONS, INC.

By:     /s/ James E. Baiers             By:     /s/ James E. Baiers
    -----------------------------          --------------------------------
Name:   James E. Baiers                 Name:   James E. Baiers
Title:  Executive Vice President/       Title:  Executive Vice President/
        General Counsel                         General Counsel



THE FUNDS:

MERCATOR FOCUS FUND LP:                  MERCATOR MOMENTUM FUND LP:


By:     /s/ David Firestone              By:     /s/ David Firestone
    ------------------------------            -----------------------------
Name:   David Firestone                  Name:   David Firestone
Its:    Managing Partner                 Its:    Managing Partner



Investment Amount:  $1,560,000           Investment Amount:  $240,000
Address:    555 South Flower Street      Address:    555 South Flower Street
            Suite 4500                               Suite 4500
            Los Angeles, CA 90071                    Los Angeles, CA 90071
Telephone No.: (213) 533-8288            Telephone No.: (213) 533-8288
Telecopy No.:  (213) 533-8285            Telecopy No.:  (213) 533-8285
Attention:  Andy Dube                    Attention:  Andy Dube


MERCATOR MOMENTUM FUND III:


By:     /s/ David Firestone
    -----------------------------------
Name:   David Firestone
Its:    Managing Partner


Investment Amount:  $200,000
Address:    555 South Flower Street
            Suite 4500
            Los Angeles, CA 90071
Telephone No.:  (213) 533-8288
Telecopy No.:   (213) 533-8285
Attention:  Andy Dube